SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential of Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           BAY BANKS OF VIRGINIA, INC.
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)


                           BAY BANKS OF VIRGINIA, INC.
                           ---------------------------
                   (Name of Person(s) Filing Proxy Statement)




Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
        2)     Aggregate number of securities to which transaction applies

               ---------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

               ---------------------------------------------------------------
        4)     Proposed maximum aggregate value of transaction:

               ------------------------------------------------

        5)     Total fee paid:

               ------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:  ________________________________________
        2)     Form Schedule or Registration Statement No.:  ___________________
        3)     Filing Party:  __________________________________________________
        4)     Date Filed:  ____________________________________________________

                           [use Bay Banks letterhead]



                                 April 16, 1999


Dear Fellow Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders of Bay Banks of Virginia, Inc. on May 17, 1999, at 1:00 p.m., at Indian Creek Yacht & Country Club, Kilmarnock, Virginia. We would be pleased to have you as our guest for a buffet luncheon starting at 12:15 p.m. If you wish to attend, please indicate this on the luncheon reservation card that is enclosed. This will allow us to have an accurate count of those joining us for the luncheon.

        The primary business of the meeting will be the re-election of two directors of the Company and the ratification of the appointment of independent auditors, as more fully explained in the accompanying proxy statement.

        During the meeting, we also will report to you on the condition and performance of the Company and its subsidiary, the Bank of Lancaster. You will have an opportunity to question management on matters that affect the interests of all stockholders.

        We hope you can join us for the luncheon and attend the Annual Meeting on May 17th. Whether or not you plan to attend, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Your vote is important.

        Thank you for your interest in the Company's affairs. As always, we are most grateful for your continuing support of the Company and the Bank of Lancaster.


                                            Sincerely,




               Ammon G. Dunton, Jr.                Austin L. Roberts, III
               Chairman of the Board               President and Chief
                                                   Executive Officer

                           BAY BANKS OF VIRGINIA, INC.
                              100 SOUTH MAIN STREET
                           KILMARNOCK, VIRGINIA 22482


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 1999

To Our Stockholders:

         The Annual Meeting of Stockholders of Bay Banks of Virginia, Inc. (the "Company") will be held at Indian Creek Yacht & Country Club, Kilmarnock, Virginia, on May 17, 1999 at 1:00 p.m. for the following purposes:

        1. To elect two directors to serve for a three-year term and until their successors are elected and qualified;

        2. To ratify the selection of Eggleston Smith P.C., independent certified public accountants, as auditors of the Company for the year ending December 31, 1999; and

        3. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on April 2, 1999 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.


                                             By Order of the Board of Directors



                                             Hazel S. Pittman
                                             CORPORATE SECRETARY


April 16, 1999


                                 PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                           BAY BANKS OF VIRGINIA, INC.
                               100 S. MAIN STREET
                           KILMARNOCK, VIRGINIA 22482

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 1999


                                     GENERAL

        The enclosed proxy is solicited by the Board of Directors of Bay Banks of Virginia, Inc. (the "Company") for its Annual Meeting of Stockholders to be held on Monday, May 17, 1999, at the time and place and for the purpose set forth in the accompanying Notice of the Annual Meeting or any adjournment thereof. The approximate mailing date of this Proxy Statement and accompanying proxy is April 16, 1999.

REVOCATION AND VOTING OF PROXIES

        Execution of a proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person. Any stockholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A stockholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

VOTING RIGHTS AND SOLICITATION

        Only stockholders of record at the close of business on April 2, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote on April 2, 1999 was 1,168,633. The Company has no other class of stock outstanding. A 60% majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business.

        Each share of common stock entitles the recordholder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

        The cost of solicitation of proxies will be borne by the Company. Solicitation is being made by mail, and if necessary may be made in person, by telephone, or special letter by officers and regular employees of the Company, acting without compensation other than regular compensation.

PRINCIPAL STOCKHOLDERS

        The only beneficial owner of 5% or more of the common stock of the Company is the Bank of Lancaster Employee Stock Ownership Trust (the "Trust") which owns 64,677 shares, or 5.5%, of the outstanding common stock. The Trust was established pursuant to the Bank of Lancaster Employee Stock Ownership Plan ("ESOP"). Four members of the Board of Directors of the Bank of Lancaster (the "Bank") are trustees of the ESOP. As of April 2, 1999, all shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will be voted in the same ratio on any matter as to those shares for which instructions are given.
        On April 2, 1999, the directors, including those nominated for re-election, and executive officers of the Company beneficially owned as a group 69,957 shares, or 5.9%, of the Company's common stock, including shares for which they hold currently exercisable stock options.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

        The Company's Board is divided into three classes (I, II and III). The term of office for Class I directors will expire at the Annual Meeting. The two persons named immediately below, each of whom currently serves as a director of the Company, will be nominated to serve as Class I directors. If elected, the two nominees will serve until the Annual Meeting of Stockholders held in 2002. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. If for any reason any of the persons named as nominees below should become unavailable to serve, an event which management does not anticipate, proxies will be voted for the remaining nominees and such other person or persons as the Board of Directors may designate.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE TWO NOMINEES SET FORTH BELOW. The two nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected.



                                     BANK     COMPANY
                                   DIRECTOR   DIRECTOR            PRINCIPAL OCCUPATION
           NAME (AGE)               SINCE       SINCE            DURING PAST FIVE YEARS
           ----------              --------   --------           ----------------------
1999 CLASS (NOMINEES FOR ELECTION):

Austin L. Roberts, III (52)          1990       1997          President and Chief Executive Officer
                                                              of the Company and the Bank

W. Bruce Sanders (48)                1983       1997          Owner and President of Rappahannock
                                                              Yachts (marina), Irvington, VA

OTHER DIRECTORS NOT STANDING FOR RE-ELECTION AT THIS TIME:

2000 CLASS (DIRECTORS SERVING UNTIL THE 2000 ANNUAL MEETING):

Weston F. Conley, Jr. (64)           1979       1997          President and Manager of RCV Seafood
                                                              Corporation (seafood processor and
                                                              wholesaler), Morattico, VA


Thomas A. Gosse (52)                 1994       1997          President and Chief Executive Officer
                                                              since 1997 of Northern Neck Insurance
                                                              Company, Irvington, VA; formerly a
                                                              principal in the accounting firm of
                                                              Braun, Dehnert, Clarke & Co., P.C.,
                                                              Irvington, VA

2001 CLASS (DIRECTORS SERVING UNTIL THE 2001 ANNUAL MEETING):

William A. Creager (66)              1994       1997          Retired, was founder and formerly
                                                              served as President and Chairman of
                                                              Capital Systems Group (a professional
                                                              services and information systems
                                                              company), Rockville, MD

Ammon G. Dunton, Jr. (63)            1977       1997          Chairman of the Board of the Company
                                                              and the Bank; Attorney, Senior Partner
                                                              of Dunton, Simmons & Dunton, White
                                                              Stone, VA

        In accordance with the Company's By-Laws, stockholders intending to nominate director candidates at a stockholder meeting must deliver notice within specified timeframes and must follow a specific procedure. A stockholder desiring information on timeframes and procedures should request the information from the Corporate Secretary.

BOARD COMMITTEES AND ATTENDANCE

        During 1998 there were four meetings of the Board of Directors. Each director attended at least 75% of all meetings of the Board and applicable committee meetings. The entire Board of Directors serves as the Audit and Nominating Committees.

DIRECTORS' COMPENSATION

        Non-officer directors of the Company receive $200 for each meeting of the Company's Board of Directors. Directors who are employees of the Company and Bank are not compensated for attendance at Board meetings and do not receive any fees for attendance at committee meetings. The Chairman of the Board, Mr. Ammon
G. Dunton, Jr., is a Company and Bank officer. As an officer, he received $32,000 in compensation in 1998, but received no annual retainer or Board or committee attendance fees.

        In accordance with the 1998 Non-Employee Directors Stock Option Plan approved by stockholders at the 1998 annual meeting, each of the ten non-employee directors of the Company and the Bank were granted in May, 1998 a stock option for 250 shares of the Company's common stock at its then fair market value. This plan, which reserves a total of 25,000 shares of common stock of the Company, provides that each non-employee director of the Company and its subsidiaries is eligible to receive a stock option grant for 250 shares in May of each year during the term of the plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Some of the Company directors, executive officers, and members of their immediate families, and corporations, partnerships and other entities of which such persons are officers, directors, partners, trustees, executors or beneficiaries, are customers of the Bank. All loans and loan commitments to them were made in the ordinary course of business, upon substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present other unfavorable features. It is the policy of the Bank to provide loans to officers who are not executive officers and to employees at more favorable rates than those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

        The law firm of Dunton, Simmons & Dunton serves as legal counsel to the Company and the Bank. Mr. Ammon G. Dunton, Jr., is a senior member of the firm. In addition, American Standard Insurance, of which John Cardwell is the manager, provided insurance to the Company and the Bank.

        None of the directors serves as a director of any other publicly held company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Pursuant to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), directors and executive officers of the Company are required to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in Company common stock. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, insiders of the Company complied with all filing requirements during 1998 with the exception of Mr. W.T. James, III who, on one occasion with respect to one transaction, was late in filing a report. Such report was subsequently filed.

                        OWNERSHIP OF COMPANY COMMON STOCK

        The following table sets forth, as of April 2, 1999, certain information with respect to the beneficial ownership of Company common stock held by each director and nominee and each executive officer named in the Summary Compensation Table below, and by the directors and all executive officers as a group.



                                                            AMOUNT AND NATURE OF       PERCENT
               NAME                                       BENEFICIAL OWNERSHIP (1)    OF CLASS
               ----                                       -----------------------     --------
        William A. Creager.............................           2,450 (2) (3)          (4)
        Weston F. Conley, Jr...........................          27,058 (2) (3)          2.3%
        Ammon G. Dunton, Jr............................          18,862 (2) (3)          1.6%
        Thomas A. Gosse................................           1,850 (2) (3)          (4)
        Austin L. Roberts, III.........................          12,302 (2) (5)          1.0%
        W. Bruce Sanders...............................           1,738                  (4)
        Paul T. Sciacchitano...........................           5,697 (5)              (4)
        All directors and executive officers as a group          69,957 (5)              5.9%

(1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(2) Includes shares held by affiliated corporations, close relatives and children, and shares held jointly with spouses or as custodians or trustees, as follows: Mr. Creager, 200 shares, Mr. Conley, 4,886 shares; Mr. Dunton, 2,662 shares; Mr. Gosse, 1,100 shares; and Mr. Roberts, 800 shares.
(3) Includes 250 shares that may be acquired pursuant to currently exercisable stock options granted under the 1998 Non-Employee Directors Stock Option Plan.
(4) Represents less than 1% of Company common stock.
(5) Includes: (i) 10,450 shares and 3,750 shares that may be acquired by Mr. Roberts and Mr. Sciacchitano, respectively, pursuant to currently exercisable stock options; and (ii) 15,200 shares that may be acquired by all executive officers and non-employee directors of the Company as a group pursuant to currently exercisable stock options.

        BOARD OF DIRECTORS OF THE BANK

        As the parent company of the Bank, the Company will appoint the directors of the Bank. The following persons have been appointed to serve as directors of the Bank.



                                      BANK DIRECTOR
           NAME (AGE)                     SINCE                   PRINCIPAL OCCUPATION
           ---------                  -------------               --------------------
Fletcher L. Brown, III (53)               1994           Owner and President of Eubank & Son
                                                         Hardware, Kilmarnock, VA

John J. Cardwell (66)                     1989           Manager of American Standard Insurance
                                                         Company (independent insurance
                                                         agency), Kilmarnock, VA

David W. Cheek (50)                       1995           Dealer/ Manager of TD McGinnes (car
                                                         dealership), Kilmarnock, VA

Weston F. Conley, Jr. (64)                1979           President and Manager of RCV Seafood
                                                         Corporation (seafood processor and
                                                         wholesaler), Morattico, VA

William A. Creager (66)                   1994           Retired, was founder and formerly
                                                         served as President and Chairman of
                                                         Capital Systems Group (a professional
                                                         services and information systems
                                                         company), Rockville, MD

Ammon G. Dunton, Jr. (63)                 1977           Chairman of the Board of the Company
                                                         and the Bank; Attorney, Senior Partner
                                                         of Dunton, Simmons & Dunton, White
                                                         Stone, VA

Thomas A. Gosse (52)                      1994           President and Chief Executive Officer
                                                         of Northern Neck Insurance Company,
                                                         Irvington, VA



                                      BANK DIRECTOR
           NAME (AGE)                     SINCE                   PRINCIPAL OCCUPATION
           ---------                  -------------               --------------------
W. T. James, III (69)                     1979           Chairman of the Board of Northern Neck
                                                         Insurance Company, Irvington, VA

Patricia N. Lawler (55)                   1998           President of Lawler Real Estate, Inc.,
                                                         White Stone, VA

Austin L. Roberts, III (52)               1990           President and Chief Executive Officer
                                                         of the Company and the Bank

W. Bruce Sanders (48)                     1983           Owner and President of Rappahannock
                                                         Yachts (marina), Irvington, VA

A. Wayne Saunders (62)                    1992           Secretary/Treasurer of MDAssociates,
                                                         Kilmarnock, VA


                             EXECUTIVE COMPENSATION

        No officer receives compensation from the Company. All compensation is paid through the Bank.

        The following table presents compensation information on the President and Chief Executive Officer and the Chief Financial Officer of the Company. No other executive officer of the Company or Bank earned over $100,000 in 1998.



                           SUMMARY COMPENSATION TABLE


                                                               LONG-TERM
                                                              COMPENSATION
                                                            -----------------
                        ANNUAL COMPENSATION (1)                SECURITIES
    NAME AND          --------------------------               UNDERLYING        ALL OTHER
  PRINCIPAL POSITION      YEAR     SALARY        BONUS        OPTIONS (2)     COMPENSATION (3)
  ------------------      ----     ------        -----        -----------     ----------------
Austin L. Roberts, III    1998   $135,000           --            2,500            $8,242
   President/Chief        1997    122,000           --               --             9,247
   Executive Officer      1996    112,000      $10,000            2,450             9,401

Paul T. Sciacchitano      1998   $105,000           --            1,500            $6,282
   Chief Financial        1997     96,000           --               --             6,994
   Officer                1996     90,000      $ 5,000            1,750             7,244

-----------------

(1) The named officers did not receive perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of their respective salaries and bonuses.
(2) The Company's stock option plan does not permit the granting of restricted stock awards or stock appreciation rights, and it is the Company's only stock-based long-term compensation plan currently in effect in which employees may participate.

(3) These amounts represent Company contributions allocated under the Bank's 401(k) plan and the ESOP, respectively, to the named officers for 1998 in the following amounts: Austin L. Roberts, III, $3,034 and $5,208; and Paul T. Sciacchitano, $2,098 and $4,184.

STOCK OPTION GRANTS IN 1998

        The Company's stock option plan provides for the granting of both incentive and non-qualified stock options to executive officers and key employees of the Company and its subsidiaries.

        The following table provides certain information concerning stock options granted during 1998 to Messrs. Roberts and Sciacchitano.



                                                    INDIVIDUAL GRANTS
                          -----------------------------------------------------------------------
                             NUMBER OF         PERCENT OF
                               SHARES        TOTAL OPTIONS
                             UNDERLYING        GRANTED TO
                              OPTIONS          EMPLOYEES       EXERCISE PRICE      EXPIRATION
                            GRANTED (1)         IN 1998          PER SHARE            DATE
                            -----------         -------          ---------            ----
Austin L. Roberts, III         2,500              18.5%            $27.50           4/16/08
Paul T. Sciacchitano           1,500              11.1%            $27.50           4/16/08


(1) The option grants are subject to certain performance criteria being achieved. As of this date, there has not been a determination whether the granted options have been earned.

STOCK OPTION EXERCISES IN 1998 AND YEAR-END OPTION VALUES

        The following table shows certain information with respect to the number and value of unexercised options at year-end. No stock options were exercised during 1998 by Messrs. Roberts or Sciacchitano.

                                                       NUMBER OF                   VALUE OF
                                                   SHARES UNDERLYING             UNEXERCISED
                                                     UNEXERCISED                IN-THE-MONEY
                          NUMBER OF                  OPTIONS AT                  OPTIONS AT
                           SHARES                  DECEMBER 31, 1998          DECEMBER 31, 1998
                         ACQUIRED     VALUE    -------------------------- ---------------------------
         NAME           ON EXERCISE  REALIZED  EXERCISABLE UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
         ----           -----------  --------  ----------- -------------  -----------  -------------
Austin L. Roberts, III    None         --        10,450        2,500       $186,750       $12,500
Paul T. Sciacchitano      None         --         3,750        1,500        $58,250        $7,500



BENEFIT PLANS

        PENSION PLAN. The Bank has a non-contributory defined benefit pension plan which covers substantially all salaried employees who have reached the age of twenty-one and who have completed one year of service. A participant's monthly retirement benefit (if they have twenty-five years of credited service at their normal retirement date) is 25% of their final average pay, plus an additional 18.75% if their pay is in excess of the participant's Social Security covered pay. The Social Security covered pay is the average pay of the participant's working lifetime prior to the year the participant attains his or her Social Security retirement age. If the participant has less than twenty-five years of service at his or her normal retirement date, the participant's monthly retirement benefit will be actuarially reduced by 1/25 for each year of credited service less than twenty-five years. Cash benefits under the plan generally commence on retirement, death or other termination of employment and are payable in various forms at the election of the participant.

        401(K) PLAN. The Bank has a contributory 401(k) plan. All salaried employees are eligible to participate after having worked six months consecutively, and there is no age requirement. Participants may elect to defer between 1% to 15% of their base compensation which will be contributed to the plan, providing the amount deferred does not exceed the dollar maximum election deferral for each year. The Bank's match is 100% up to a 2% deferral; the Bank will provide a 25% match on employee contributions up to 4% of salary. Under the plan, an employee is vested 20% after three years and 20% each year thereafter for the next four years of service. If an employee leaves prior to the three-year period, he or she forfeits any accrued Bank match contribution.

        Distributions to participants are made at death, retirement or other termination of employment in a lump sum payment. The plan permits certain in-service withdrawals. Normal retirement age is considered sixty-five; early retirement is considered at fifty-five with ten years of vested service; disability retirement has no age requirements but a service requirement of ten years of vested service.

        STOCK OPTION PLAN. The Company has two incentive stock option plans for employees, the 1985 plan (which has expired, but options granted thereunder are still exercisable) and the 1994 plan. The 1994 plan provides for the award of incentive stock options to key employees of the Bank as selected by the Board of Directors. The Board of Directors makes awards under the plan and fixes the terms and conditions of each award pursuant to a separate agreement entered into with each optionee. The price of shares of stock to be issued upon the exercise of options is 100% of the fair market value on the date of the award. The option is not exercisable after the expiration of ten years from the date such option is granted. An option is not transferable by a person to whom it is granted other than by will or the laws of descent and distribution.

        Under the 1985 plan, accounting for two 10% stock dividends and a 2-for-1 split, 31,080 shares were reserved and options covering all such shares have been granted or exercised. Under the 1994 plan, 75,000 shares have been reserved, and options covering 21,080 shares have been granted.

        EMPLOYEE STOCK OWNERSHIP PLAN (ESOP). The ESOP is a non-contributory plan supported by annual contributions made at the discretion of the Board of Directors. The ESOP is a stock bonus plan qualified under Section 401(a) of the Internal Revenue Code and an employee ownership plan under Section 4975(E)(7) of the Internal Revenue Code. The ESOP is administered by trustees and an administrative committee elected by the Board of Directors for the exclusive benefit of participants. The ESOP is eligible to each Bank employee over the age of twenty-one and credited with at least 1,000 hours of service for the plan year.

         PROPOSAL TWO - RATIFICATION OF SELECTION OF ACCOUNTANTS

        On the recommendation of the Audit Committee, the Board of Directors has appointed Eggleston Smith, P.C., certified public accountants, as the Company's independent auditors for 1999, subject to ratification of the stockholders. Eggleston Smith P.C. rendered audit services to the Company during 1998. These services consisted primarily of the examination and audit of the institution's financial statements, tax reporting assistance, and other audit and accounting matters. Stockholders are requested to ratify the selection by vote at the Annual Meeting.

        Representatives of Eggleston Smith P.C. are expected to be present at the Annual Meeting and are expected to be available to respond to your questions during and after the meeting.

                                  OTHER MATTERS

        Management knows of no other business to be brought before the Annual Meeting. Should any other business properly be presented for action at the meeting, the shares represented by the enclosed proxy shall be voted by the persons named therein in accordance with their best judgment and in the best interests of the Company.

                       2000 ANNUAL MEETING OF STOCKHOLDERS

        In accordance with the By-Laws of the Company, as currently in effect, the Annual Meeting of Stockholders for 2000 will be held on May 15, 2000. The Board of Directors need not include an otherwise appropriate stockholder proposal in its proxy statement or form of proxy for that meeting unless the proposal is received by the Company at its main office on or before January 13, 2000. A stockholder desiring additional information on timeframes and procedures should request the information from the Corporate Secretary.

                          ANNUAL REPORT ON FORM 10-KSB

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR 1998, EXCLUDING EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE OBTAINED WITHOUT CHARGE BY WRITING TO MR. PAUL T. SCIACCHITANO, TREASURER, BAY BANKS OF VIRGINIA, INC., P. O. BOX 1869, KILMARNOCK, VIRGINIA 22482.

                      BAY BANKS OF VIRGINIA, INC.
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, revoking all prior proxies, hereby appoints Ammon G. Dunton, Jr. and Austin L. Roberts, III, or either of them, as proxies with full power of substitution to represent the undersigned and vote, as designated below, all the shares of Common Stock of Bay Banks of Virginia, Inc. held of record by the undersigned on April 2, 1999, at the Annual Meeting of Stockholders to be held on May 17, 1999, at 1:00 p.m. at the Indian Creek Yacht and Country Club, Kilmarnock, Virginia, or any adjournment thereof, on each of the following matters:

1.      Election of directors.

        [ ] FOR all Nominees listed below     [ ]  WITHHOLD AUTHORITY to vote
                                                   for those indicated below

             Austin L. Roberts, III                 W. Bruce Sanders

        NOTE: You may line through the name of any individual nominee for whom you wish to withhold your vote.


2. To ratify the selection by the Board of Directors of Eggleston, Smith, P.C., independent certified public accountants, as auditors of the Company for 1999.

        [ ]  FOR             [ ]  AGAINST          [ ]   ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Directors has not been notified of any such matters.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL. ALL JOINT OWNERS MUST SIGN.

        PLEASE SIGN EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                                       SIGNATURE


                                       ---------------------------------
                                       SIGNATURE (IF JOINTLY OWNED)

                                       DATED:____________________, 1999


        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                                  LECLAIR RYAN
                           A PROFESSIONAL CORPORATION
                                ATTORNEYS AT LAW
                      ELEVENTH FLOOR, 707 EAST MAIN STREET
                            RICHMOND, VIRGINIA 23219


                            TELEPHONE: (804) 783-2003
                            FACSIMILE: (804) 783-2294

                                 April 19, 1999




 BY ELECTRONIC SUBMISSION

 Securities and Exchange Commission
 450 Fifth Street, N.W.
 Washington, D.C. 20549

 ATTN:  Filing Desk

                      Bay Bank of Virginia, Inc. (0-22955)/
                           Definitive Proxy Materials

 Ladies and Gentlemen:

        On behalf of Bay Banks of Virginia, Inc., Kilmarnock, Virginia ("Bay Banks"), and pursuant to Regulation S-T under the Securities Act of 1933, as amended, we are transmitting one copy of Bay Bank's definitive proxy statement and form of proxy for its annual meeting of shareholders to be held on May 17, 1999.

        Seven paper copies of Bay Bank's 1998 Annual Report to Shareholders are being filed under separate cover.

        Any questions or comments concerning this filing should be directed to the undersigned at (804) 783-2003.

                                   Sincerely,


                                                   /s/ Scott H. Richter
                                                   Scott H. Richter

 Enclosures
cc:     Mr. Austin L. Roberts, III
        George P. Whitley, Esq.